UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2010 (September 23, 2010)
American Learning Corporation
(Exact name of registrant as specified in its charter)

New York	0-14807	11-2601199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Jericho Plaza, Jericho, New York 11753
(Address of principal executive offices)               (Zip Code)
Registrant’s telephone number, including area code: (516) 938-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On September 23, 2010, American Learning Corporation (the “Company”) entered into the First Amendment to Agreement (the “First Amendment”) with John Torrens (the “Former Majority Shareholder”), Kyle Palin Torrens and Carlena Palin Torrens (collectively with the Former Majority Shareholder, the “Prior Owners”). A Settlement Agreement was previously executed on July 16, 2009 to resolve certain disputes that had arisen among the parties regarding various elements of a Stock Purchase Agreement dated September 12, 2008 pursuant to which the Company purchased all of the outstanding shares of Interactive Therapy Group Consultants, Inc. (“ITG”) from the Prior Owners.
This First Amendment modifies the portion of the debt remaining uncollected from the Prior Owners. In settlement of all claims between and among the parties, the Former Majority Shareholder agreed to a modification of his Employment Agreement with ITG and the Company agreed to the forgiveness of $49,342 of the aggregate balance owed by the Prior Owners (the “Employment Modification”).
The foregoing descriptions of the First Amendment and the Employment Modification are qualified in their entirety by reference to the provisions of the First Amendment and Employment Modification attached to this report as Exhibits 10.20 and 10.21, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 23, 2010, the Company held its Annual Meeting of Shareholders. At that meeting, shareholders re-elected the four incumbent directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified.
The following table sets forth the final results of the total shares voted on the election of directors:

	VOTES
	For	Against	Withheld	Broker Non-Votes
Gary Gelman	3,238,515	—	22,093	—
Edward Elkin	3,238,515	—	22,093	—
Peter Gutmann	3,238,515	—	22,093	—
Joseph Looney	3,238,515	—	22,093	—

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.20	First Amendment to Agreement by and among American Learning Corporation, John Torrens, Kyle Palin Torrens and Carlena Palin Torrens, dated as of September 9, 2010.
Exhibit 10.21	First Amendment to Employment Agreement, dated as of September 9, 2010, between Interactive Therapy Group Consultants, Inc. and John Torrens.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEARNING CORPORATION
Date: September 24, 2010	By:	/s/ Gary Gelman
Gary Gelman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.20	First Amendment to Agreement by and among American Learning Corporation, John Torrens, Kyle Palin Torrens and Carlena Palin Torrens, dated as of September 9, 2010.
Exhibit 10.21	First Amendment to Employment Agreement, dated as of September 9, 2010, between Interactive Therapy Group Consultants, Inc. and John Torrens.